Public Lender’s Presentation August 1, 2011 For Public - Side Dissemination Exhibit 99.1

Safe Harbor
This presentation contains statements that may be considered forward looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934, such as estimates of contract values, anticipated revenues from indefinite delivery, indefinite quantity contracts;
expected percentages of future revenues represented by fixed-price contracts;
and statements covering the Company’s business strategy. These statements speak of DynCorp International’s plans, goals, beliefs, or expectations, refer to estimates or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties.
All forward looking statements included in this presentation are based upon information presently available. DynCorp International undertakes no obligation to publicly update or revise any forward-looking statement. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk Factors” and “Forward-Looking
Statements” in Delta Tucker Holdings Inc., DynCorp International’s parent,
Registration Statement on form S-4 which was declared effective on June 21,
2011.
This presentation includes non-GAAP financial measures, including Adjusted
EBITDA, that are different from financial measures calculated in accordance with
GAAP and may be different from non-GAAP calculations made by other companies. A quantitative reconciliation of non-GAAP information to the most directly comparable GAAP financial measures has been included in this presentation.

Page 3 August 1, 2011 Presenters DynCorp International Steve Gaffney, Chairman and CEO Bill Kansky, Senior Vice President & CFO Chris Porter, Vice President & Treasurer Bank of America Merrill Lynch

1. Business Summary and Update 2. Financial Review 3. Amendment Review 4. Questions & Answers Agenda

Page 5 August 1, 2011 Business Summary and Update

August 1, 2011
Business Strategies
Leverage LOGCAP IV to become the
leading defense contingency services
provider
Diversify portfolio into intelligence and
international capacity building
Leverage experience in Training and
Mentoring into other rule of
law/governance/mentoring customers
Business Strategies
Consolidate and expand leading position in
aviation maintenance
Leverage DoS Air Wing and APPS Aviation
Task Orders into new aviation services
customers
Become a leading defense land equipment
O&M provider
Business Strategies
Continue to support INSCOM translator
needs throughout he complete draw down of
troops in Iraq
Expand capabilities to focus on higher-
value intelligence and mentoring
requirements
With a heritage extending from 1951, DI is a leading
provider of specialized, mission-critical outsourced
professional and technical support services
CY 2010 Revenue: $3.4B*
CY 2010 Adjusted EBITDA: $219.7M
Personnel: ~23,000 in 36 countries
*Excludes GLS Revenue
DI Facts:
97% of Revenue Generated as Prime Contractor
Contract Mix:
61% - Cost Reimbursement
27% - Fixed Price
12% - Time & Material
98% of Revenue Generated from U.S. Government
$2.14B
$2.38B
$2.56B
$3.39B
FY08 FY09 CY09 CY10
Historical Revenue*
Global Platform Support Solutions
(GPSS)
Global Stabilization & Development
Solutions (GSDS)
Global Linguist Solutions
(GLS)
DynCorp International, Inc.
Delta Tucker Holdings, Inc
Other DoD
3%
Other
3%
Army
50%
Navy
7%
Air Force
8%
DOS
29%
Revenue By Customer (CY10)

August 1, 2011
DI Business Area Team Offering
Aviation: $695.1M
Aircraft maintenance and logistical support
services for 200 U.S. Army and Navy C-12/RC-
12/UC-35 reconnaissance aircraft
Life cycle support for USG VIP aircraft
Aerial firefighting in California
Various CONUS/OCONUS fleet support
programs
Air Operations: $372.2M
Aircraft maintenance and operations support
services to DoS including; support to drug
eradication missions in South America
through INL contract; Colombian National
Police ARAVI air service support
Secure Aviation Transport in Iraq &
Afghanistan
Operations and Maintenance: $230.5M
Maintenance of in-theater vehicles and support
equipment including NAVISTAR MRAPs
Maintenance support to UAE armed forces
Reset/Recap services through Army FIRST
Base operations support
Development: $32.5M
Intel Training & Solutions: $33.8M
Intelligence technical, analytical and HUMINT
training and operations services, enabled through
Phoenix Consulting acquisition in 2009
Total Revenue by Business Area Team CY 2010
Global Linguist Sol
Global Platform Support Solutions (GPSS)
$1.3B (38.3%)
Global Stabilization & Development Solutions (GSDS)
$2.1B (61.7%)
Rule of law, anti-corruption and post-
conflict resolution support through recent
purchase of Casals & Associates
41.9%
15.8%
6.8%
11.0%
20.5%
Contingency Operations: $1,423.5M
Provides in-theater logistical support to
government personnel through LOGCAP IV
and AFCAP
Training & Mentoring : $534.7M
Mentoring of local military, Intel, justice and
law enforcement personnel
Training of indigenous police forces
through CIVPOL
Security Services: $67.9M
Security services for DoS through WPPS
1.0%
1.0%
2.0%
Global Linguist Solutions (GLS): $594.9M
(Deconsolidated and not reported as part of DI revenues  as of Q2 CY 10)

August 1, 2011
CEO View
Strong Leadership Team in Place
Operations aligned to meet the needs of the customer
Centers of Excellence drive efficiency and accountability
High Confidence in ability to achieve 2011 results
MRAP contracts will experience lower profit levels as program moves to sustainment phase
Expect lower margins as ACAS transitions to AMDP
T&M dominated contract migrates to cost responsive contract
Favorable to budget, award fee on LOGCAP significantly de-risks plan
De-leverage Plan Remains Focus
Debt reduction ahead of original plan
$50M term loan reduction achieved in March
$100+M term loan reduction anticipated in 2H 2011-primarily through working capital improvements and earnings
Focus remains on freeing up working capital
Market Dynamics Evolving - Revenue Opportunities Identified

August 1, 2011
Market Environment
Business Area Description
Key
Customers
Size &
Outlook
DI Differentiators
Contingency
Operations
• Provide Responsive Support to Large
Numbers of Deployed Government
Personnel
~$8B
• Long-term Position on LOGCAP (10 Year
Award)
• Expanding Global Footprint
Training and
Mentoring
• Law Enforcement and Security Capacity
Building
• Mentor and Advise Foreign Ministries
~$8B
• Largest Int’l Police Trainer
•
Mentoring in Support of U.S. Foreign
Policy
Aviation
• Aircraft Upgrades and Maintenance
• Depot and Ground Support
~$8B
• Strong Legacy Position and Past
Performance
• 59 Years of Experience in CFT Program
Air Operations
• Support Full Flight Operations
• Counter Narcotics Air Support
• Diplomatic Air Transport
~$2B
• Good Contract Positions
• Demonstrated Ability to Transfer
Knowledge
Operations and
Maintenance
• Manage & Support Gov’t Facilities
• Operations and Maintenance Support
for Ground Fleets
~$9B
•
Ability to Leverage Strong Legacy O&M
Capabilities
•
Best Value to Gov’t
• Broad OCONUS Operations Capabilities
Intelligence
Training
Solutions
• Provide Sophisticated HUMINT Training
Services and Intelligence, Technical
and Analytical Services
~$8B
• Strong Customer Intimacy with IC
Agencies
• Strong Contract Positions
Development
• Provide Post-conflict Development
Expertise
• Rule of Law and Nation Building
~$2B
• Growing USAID Footprint
•
Full Global Reach
Security
Services
• Provide Comprehensive Protective SS
to Support U.S. Department of State
Operations Around the World
~$0.5B
• Strong Legacy Position
• Global Footprint and Capabilities
UAE
Kuwait
UAE SA

August 1, 2011
Big Drivers in US Defense and Foreign Policy
Afghanistan
“What we can do, and will do, is build
a partnership with the Afghan people
that endures—one that ensures that
we will be able to continue targeting
terrorists and supporting a sovereign
Obama, 6/22/11
• President Obama provided military
commanders maximum flexibility by
leaving the surge force in place through
the 2011 fighting season.
•10,000
end of 2011. Remaining 23,000 will
depart by summer of 2012, 70K forces
left in country.
•Increased Emphasis on building and
sustaining long-term Afghan National
Security Forces capabilities.
•
agreement is actively being
negotiated. Will include the “non
permanent” basing of 25,000 US troops
in Afghanistan at 3 major bases and
multiple FOBs.
•
USAID will consolidate at 4 major
consulates and at the Embassy in Kabul.
•
throughout 2014; funding through
DoS likely to shrink. The Admin has
lowered its FY12 request from $4.3B to
$3.2B.
Iraq
“Iraq is considering the possibility of
making a request for some kind of
presence to remain there. I have
every confidence a request…will be
forthcoming at some point.“-
Secretary of Defense designate Leon
Panetta
•
Political pressure to make agreement
on permanent troop presence – but
Panetta upbeat in Senate Confirmation
hearing.
•The Administration request for State
Department funding in Iraq for Fiscal
Year 2012 is $6.2 Billion.
•
State presence will be driven by
Congressional budget.
•
Iraq sent a letter to Congress urging
full funding: John Negroponte, Zal
Khalilzad, Ryan Crocker and Chris Hill.
•
Embassy concerns focus on
Kurdish/Shia strains over oil, border,
and population.   Bets are that conflict
won’t erupt; Kurds won’t risk current
semi-autonomous status.
DOD Budget
“I want to emphasize that while
America is at war and confronts a
range of future security threats, it is
important to not repeat the mistakes
of the past by making drastic and ill-
conceived cuts to the overall
defense budget.” Secretary of
Defense Robert Gates
•
$670B
•Fully funds OCO
•O&M budget request is $204B –
up $15B from FY08
•Procurement request $111B –
down $13B from FY08
equals reset and refurbishment of
existing assets; focus on maintaining
and upgrading existing platforms and
systems.
•
Latin America Drug War
More than 90 percent of the South
American cocaine that reaches the
United States funnels through
Guatemala and across Mexico’s
southern border, according to the
latest intelligence from the U.S. Drug
Enforcement Agency.
Year 2012 is $335M. Focus is capacity
building.
$20M of the $1.6B Merida initiative aid
package to Mexico has been assigned
to security for Mexico’s southern border
promised to spend $200M in FY12,
double FY11 spending, to help Central
American countries fight the cartels and
regain control of lawless territories.
FY12;
up from $45M in FY11.
“A 2010 cable from US diplomats made
public by WikiLeaks reveals Guatemala
has only a single helicopter and five
pickup trucks to patrol its entire border
with Mexico.”
that only 125 Mexican immigration
officials monitor the country’s 540 mile
border with Guatemala.
surge troops will be withdrawn
Afghan
A long-term strategic framework
Civilian Advisors from DoS and
Civilian advisors will continue to grow
U.S. troops to stay after 2011?
Civilian footprint?
Four former US Ambassadors to
Short/Medium-term stability:
FY 11 DOD Budget (enacted in CR)
FY12 DOD Budget Request –
$671B
O& M up plus Procurement down
Continued DOD Growth Areas vs.
US Assistance to Mexico for Fiscal
US officials concede that only about
The Obama Administration has
In the Caribbean Basin,  $75M in
According to the Washington Post:
The US Embassy in Mexico states
government.”
- President
OCO request – $119B
New Efficiencies:
• Continued growth of rotary-wing
systems—Army/Air Force
•Reduce non-combat headcount—
return to outsourcing?
•Divest assets—public/private
depot partnerships? Permanent
and Expanded Authority for
Army Industrial Facilities to
Enter into Certain Cooperative
Arrangements with Non-Army
Entities – 2012 HASC Bill

August 1, 2011
Integrated Life-Cycle of Services
Support Military Readiness
LOGCAP IV
Linguistics & Translation
Fleet Management
Aviation Services
Development Defense Diplomacy
Host Nation Capacity Building
Conflict Resolution
Peacekeeping Operations
Drill Wells to be used by Villages
Enabling the Rule Of Law
Civilian Police Training
Training & Mentoring at Foreign
Ministries
De-Mining
Drug Eradication
Stabilization, Security, Transition, and Reconstruction Operations (SSTR) Major Combat Operations
Government Role
Contractor Role
Lead Agency

August 1, 2011
Improvement Opportunities
(Critical Action Plan)
Reduce Indirect Cost Structure
–
Delayer and Develop Market Focus
–
Optimize Business Processes
Supply Chain Redesign
–
Identify the Right Leaders
–
Develop Second and Third Tier Leaders to Support Growth
Focus on Talent Development
–
Employee Assessments Complete – All Level 1 & 2 Employees
–
Leadership Training and Talent Framework Defined – Courses in
Development
Deleverage the Company
–
$50 million Debt Reduction in March 2011
–
$100+ million Additional Reduction Expected in 2H 2011
Initiative Change Mar ‘11 June ‘11
Business Development Redesign
–
Develop Marketing Department
–
Capture Process Enhancement
– Pricing Function Aligned Within BD (Accountability and Impact)

Jul 2010 Apr 2011
78 Interests
21 Pursuits
12 In Work
37 Submitted
83 Interests
19 Pursuits
18 In Work
39 Submitted
$8.0B
$4.2B
$2.1B
$1.8B
$13.5B
$4.5B
$1.2B
$4.3B
+ Redwood, Dlite
Total
$16.1B vs. $23.5B
New Business Opportunity Funnel
• $5B Increase in Opportunities
Identified ($13.5B vs $8.0B)
– Aviation - $6.5B (AMCOM
Aviation Field Maint - $2B),
CNTPO - $1B, USAF C-20/37 CLS
- $.8B)
– Contingency Operations - $4B
(UK Opportunities >$3B)
– Training and Mentoring up $1.6B
(CJPS TO $1B, Law Enforcement
Professional Program - $.5B)
• $2.5B Increase in Submitted
Proposals
– Security Services – WPS Pursuit
- $1.35B
– Aviation - $1.4B (VIPSAM - $.4B,
NTW Pax - $.5B, JPATS - $.5B)
– ITS – Adventure - $.2B
– Contingency Operations - $.8B
(LOGCAP BLS - $.6B, UK
AFGHAN ISP - $.2B)
– Training and Mentoring - $.5B
(Conventional Weapons
Destruction $.1B)

August 1, 2011

Operational Highlights
LOGCAP IV Overall Performance is Very Good
Award Fee Score (improved) is in-line with original expectations
Submitted proposal for DoS Baghdad Life Support (BLS)
Afghan National Police (AMDP) Program is Transitioned
$1.25B/2.5yr DoD program awarded 30 Dec 2010
750 Mentors/Trainers and 3,400 support personnel
Principal Training program for the Afghan Security Force
Recent Win of the DoS Criminal Justice Police Services (CJPS) program
MRAP Up-Armor Installation Kit Win
In-theater upgrade of 10,000+ vehicles
Strengthens DI’s capabilities across the MRAP fleet
DoS Iraq Air Wing Expansion
Transfer of Authority from DoD to DoS by 31 Dec 2011
Build-out of 41 aircraft, infrastructure, and 800 personnel
Anticipated Afghanistan/MENA expansion

August 1, 2011

August 1, 2011
Operational Highlights - Continued
Multiple Wins in Aviation
Regional Aviation Support Management – West (RASM-W) $185M potential value
Fort Drum Directorate of Logistics (DOL) Aviation Logistics Management Division
(ALMD) - $59.8M potential value
Four Recent Task Order on Under the Air Force Contract Augmentation
Program (AFCAP)
$48M value
Includes Power production in Qatar and the Kyrgyz Republic, Vehicle Fleet
Management in Afghanistan and Engineering Services in the Kyrgyz Republic
Worldwide Protective Services (WPS) Security Support in Irbil
$550M potential value
GLS Joint Venture
One of Six Providers selected to compete for Task Orders on Defense Language
Interpretation Translation Enterprise (DLITE) Contract

August 1, 2011
Improvement Initiatives Already Yielding Results
Military, Diplomatic & Development Tools All Needed to Achieve Global Stability
Aligns with DI’s Integrated Life Cycle Offering
International Partners Will Need Our Support
Markets are Dynamic – O&M Funding is Stable
2011 O&M Funding Greater than Procurement and RDT&E Combined
DoS Funding Up 33% Since 2008
Business Development pipeline up 46% since July 2010
Highly Confident in 2011 Targets and Strongly Committed to Longer-Term De-Leveraging Plan
Summary

Page 17 August 1, 2011 Financial Review Note: FY = LTM as of Friday closest to March 31 CY = LTM as of Friday closest to December 31 st st

August 1, 2011
Highlights
Revenue
LOGCAP IV
Secure Air Transportation
Ft. Campbell 101st
CSTC-A, MNSTC-I, AMDP
CivPol Lower Content
MRAP Program to Sustainment
Program Losses-APK Somalia,
LCCS-Army, Qatar Guards
Adj. EBITDA
LOGCAP IV Volume, Award Scores
New Contracts
Operational Efficiencies
CivPol Volume & Mix
MRAP Lower Profitability
Iraq Construction
GLS Lower Troop Levels in Iraq
Dollars in millions
* Adjusted for deconsolidation of GLS
Q1 2011 vs Q1 2010
Revenue* $884.3 $894.0 (1.1%)
Adjusted EBITDA $55.6 $55.6
–
Adjusted EBITDA Margin 6.3% 6.2% 10 bps
vs. Q4 2010
Total Backlog $4,294.3 $4,782.2 (10.2%)
First Quarter 2011 Results

August 1, 2011
Q2 2011 Revenue – Range $885M to $895M
Up 12% at Mid-Point from Q2 2010 (Excluding GLS Revenue)
Q2 2011 Adjusted EBITDA – Range $43M to $45M
Down $8.5M at Mid-Point from Q2 2010
6M YTD Revenue – Range $1.77B to $1.78B
Up 5.1% at Mid-Point from 6M YTD 2010 (Excluding GLS Revenue)
6M YTD Adjusted EBITDA – Range $99M to $101M
Down $8.1M at Mid-Point from 6M YTD 2010
Resulting 2011 YTD Margins of 5.6%
2011 Guidance – Second Quarter & YTD

August 1, 2011
Summary Historical Financials
Capital Expenditures FY 2007-LTM 4/1/11
Adjusted EBITDA FY 2007-LTM 4/1/11 Segment Revenue FY 2007-LTM 4/1/11
(1)
Operating Cash Flow FY 2007-LTM 4/1/11
($ in Millions) ($ in Millions)
($ in Millions) ($ in Millions)
Note: FY = LTM as of Friday closest to March 31st.
(1)  Excludes GLS and other  corporate revenue
(2) Capex calculated as total Capex less purchase of helicopter assets.
(3) Excludes expenses related to merger.
(2)
(3)
$87
$42
$141
$90
$66
$0
$50
$100
$150
$200
2007 2008 2009 2010 LTM 4/1/11
$9
$8
$7
$9
$10
$0
$3
$6
$9
$12
2007 2008 2009 2010 LTM 4/1/11
$181
$183
$249
$236
$220
8.2%
8.6%
10.5%
8.3%
6.5%
$0
$100
$200
$300
2007 2008 2009 2010 LTM 4/1/11
0.0%
3.0%
6.0%
9.0%
12.0%
Adjusted EBITDA Margin
862 884
969
1,512
2,108
1,224
1,253
1,421
1,325
1,263
$2,087
$2,136
$2,384
$2,838
$3,377
$0
$2,000
$4,000
2007 2008 2009 2010 LTM 4/1/11
GSDS GPSS

August 1, 2011
LTM 4/2/10 to LTM 4/1/11 Revenue
GLS
Deconsolidation
Lower CivPol
and MRAP
Volume
LCCS loss of
contract and
other items
LOGCAP IV, Air
Wing Volume
and new Training
and Mentoring
contracts
(Millions)
Losses Additions
3,572
3,527
(585)
(176)
(123)
839
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2010 2011

August 1, 2011
LTM 4/2/10 to LTM 4/1/11 Adjusted EBITDA
235.5
219.7
5.5
26.6
34.2
40.8
9.7
0
50
100
150
200
250
2010 2011
Higher Legal
Costs/
Settlements
GLS Volume
(Troop
Levels)
Lower Volume
and Mix on
CIVPOL,
MRAP, and
Air Wing
Higher
LOGCAP IV
and New
Training and
Mentoring
Contracts in
Afghanistan
LCCS
Settlement
(Millions)
Losses Additions

August 1, 2011
Company on Plan Through June 2011
$1.775B of Revenue at Mid-Point
$100M of Adjusted EBITDA at Mid-Point
YTD Margins of 5.6% In-Line with Previous Guidance
Deleveraging Strategy On-Track
$50M Debt Pre-Payment in March 2011
Targeting $100M of Additional Pre-Payment in 2
nd
Half of 2011
Second LOGCAP Award Fee Score Higher
Score in the Very Good Category
De-Risks 2
nd
Half Plan
Requesting Credit Facility Amendment
Summary

Page 24 August 1, 2011 Credit Facilities Amendment Request

August 1, 2011
Amendment Summary
s
Financial Covenants
Increase Total Leverage covenant to 5.5x over the next 4 quarters, stepping down to 3.25x over time
Existing covenant steps down to 4.5x at year end
Improve interest coverage covenant so as not to be more restrictive than total leverage
Permit up to $50 million of unrestricted cash to be netted in testing covenants (currently capped at $25 million)
Amendment Rationale
Seeking modest flexibility on covenant levels
No other material changes to be made to the credit agreement
Offer to lenders will consist of:
A 50 bps Amendment Fee to consenting lenders
Extension of the 101 soft call provision for an additional 6 months
DynCorp is seeking an amendment to improve Leverage and Interest Coverage cushions

August 1, 2011
Timeline
Date Event
August 1
st
Lender’s Call & Post Revised Model and Amendment Doc
August 8
th
Consents Due by 5pm ET
August  10
th
Close Amendment
August 2011
Sun Mon Tue Wed Thu Fri Sat
1 2 3 4 5 6
7 8 9 10 11 12 13
14 15 16 17 18 19 20
21 22 23 24 25 26 27
28 29 30 31

Page 27 August 1, 2011 Q&A

August 1, 2011
Adjusted EBITDA Reconciliation
2011 2011 2011 2010 2009 2008
2007
Three Months
Ended July 1, 2011
Six Months Ended
July 1, 2011
Twelve Months
Ended April 1,
2011
Fiscal Year Ended
April 2,
2010
Fiscal Year
Ended April 3,
2009
Fiscal Year
Ended March 28,
2008
Fiscal Year
Ended March  30,
2007
(Amounts in thousands)
Forecast - Midpoint Forecast - Midpoint Actual Actual Actual Actual Actual
RECONCILIATION OF NET INCOME/ (LOSS)
ATTRIBUTABLE TO DELTA TUCKER HOLDINGS, INC./PREDECESSOR
TO EBITDA AND ADJUSTED EBITDA:
Net (loss)/income attributable to Delta Tucker Holdings, Inc./Predecessor 3,250 8,200 (19,947) 77,444 65,818 48,722 29,415
Income tax provision 2,450 6,000 4,973 47,035 39,756 28,434 21,904
Interest expense, net of interest income 23,250 46,750 82,390 55,108 56,587 51,832 68,898
Depreciation and amortization (1) 13,300 26,700 50,273 42,578 41,634 43,492 45,251
EBITDA
(2)
42,250 $                    87,650 117,689 $              222,165 $                 203,795 $           172,480 $            165,468 $
Equity-based compensation - - 3,518 2,863 1,883 4,599 2,400
Loss on early extinguishment of debt and swap ineffectiveness 1,850 5,000 3,062 648 5,376 - 9,201
Loss on Afghanistan contracts - 250 1,974 16,501 40,511 (2,640) -
(Gains)/Losses due to fluctuation in foreign exchange rates 150 200 (145) (353) (400) - -
Earnings from affiliates not received in cash
(3)
250 300 (618) (1,863) (2,413) (2,072) (1,191)
Retention bonuses, severance and acquisition earnouts 600 8,000 12,880 1,959 - - 4,800
Management fees (4) 700 1,200 1,145 - - - -
WWNS - - - (10,000) - 10,967 -
(1,800) (2,600) 73,950 3,622 - - -
- - 6,271 - - - -
Adjusted EBITDA
(7)
44,000 $                    100,000 $                  219,726 $              235,542 $                 248,752 $           183,334 $            180,678 $
(4) Amount presented relates to the Successor period management fees, we excluded the Predecessor management fees from the EBITDA adjustments above.
(5) Amount includes acquisition accounting fair market value adjustments, Merger-related and other acquisition expenses and changes in certain accruals and reserves required by GAAP.
(6) Per the terms of our Credit Agreement, the amount of cost savings, operating expense reductions and synergies projected as a result of specified actions taken or with respect to which substantial steps have been taken during the period should be an adjustment to EBITDA to arrive at Adjusted EBITDA.
(7) We believe that Adjusted EBITDA is useful in assessing our ability to generate cash to cover our debt obligations including interest and principal payments. As such, we add back certain non-cash items from operations and certain other items as defined in our 10.375% Senior Unsecured Notes and our Credit Facility. Non-GAAP financial measures are not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of the performance of other companies.
(1) Amount includes certain depreciation and amortization amounts which are classified as Cost of  services on our Unaudited Condensed Consolidated Statements of  Income.
(2) We define EBITDA as GAAP net income attributable to the Company. adjusted for interest, taxes, depreciation and amortization. We believe these non-GAAP financial measures are useful in evaluating operating performance and are regularly used by security analysts, institutional investors and other interested parties in reviewing the Company. Non-GAAP financial measures are not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of the performance of other companies.
(3) Includes our unconsolidated affiliates, except GLS.
$
$
$                    $
$                    $
$
$
Annualized operational efficiencies
Acquisition accounting and Merger-related items
(5)
(6)